UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 23, 2020
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election or Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 23, 2020, Body and Mind Inc. (the “Company”) entered into a Third Amendment to the Consulting Agreement (the “Third Amendment”) with TI Nevada, LLC (“TI Nevada”), Nevada Medical Group LLC (“NMG”) and Robert Hasman (“Hasman”), whereby the original consulting agreement (the “Consulting Agreement”) dated November 14, 2017, as amended on November 2, 2018 and again on November 25, 2019, was further amended to provide that:

1.

upon extension of the agreement and the commencement of the reduced fee of USD$5,000 on October 1, 2020 as provided in the Third Amendment, the services provide by TI Nevada through Hasman shall be limited to exclude the consultancy and advisory services encompassing supervising, managing and directing the day-to-day operations of NMG; and devoting sufficient time as is needed to oversee and supervise the operations of NMG, including but not limited to all growing activities, production and extraction, marketing, human resources, business development and accounting;

2.

the non-compete, non-solicitation and no-hire covenants of TI Nevada and Hasman contained in the Consulting Agreement, as amended, shall only continue until September 30, 2020 unless the Consulting Agreement is terminated sooner in accordance with the Third Amendment;

3.

the term of the Consulting Agreement will continue until June 30, 2020 unless terminated sooner or extended longer in accordance with the Third Amendment, but in no event later than December 31, 2020 unless mutually agreed upon in writing; and

4.	the Consulting Agreement may be terminated as follows:

a.	automatically upon the death of Hasman;

b.

by the Company at any time upon written notice if TI Nevada has materially breached the Consulting Agreement and such breach remains uncured after fifteen (15) days’ written notice from the Company to TI Nevada describing the reasonable particulars of such breach;

c.

by the Company at any time, in circumstances where (b) above does not apply, upon written notice from the Company to TI Nevada and the payment by the Company to TI Nevada of a termination fee equivalent to six (6) months’ fees, or in the event that such termination occurs within six (6) months after a Change of Control (as defined in the Consulting Agreement), a termination fee equivalent to six (6) months’ fees; however in the event TI Nevada elects to waive the six (6) month post-termination restrictive covenant period, then the Company shall not be required to pay any termination fee to TI Nevada;

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d.

on June 30, 2020, pursuant to the execution of the Separation Agreement (the “Separation Agreement”) attached to the Third Amendment as Exhibit “A”, provided that the city and state dispensary and production licenses for NMG Ohio, LLC and the city and state cultivation, production and distribution licenses for NMG (the “Licenses”) are fully transferred to the Company or its nominee as designated by the Company. In the event that the Licenses are not transferred by June 30, 2020, the Consulting Agreement will be automatically extended until the Licenses are successfully transferred on a month-to-month basis at the current fee of USD$25,000 per month plus all applicable taxes until September 30, 2020, and thereafter, on a month-to-month basis at a reduced fee of USD$5,000 per month plus applicable taxes; or

e.	upon the written, mutual agreement of both parties.

As part of the Third Amendment, the parties thereto also entered into a Separation Agreement on the same day, which was attached as Exhibit “A” to the Third Amendment, whereby the parties agreed as follows:

1.

TI Nevada’s last day providing services to the Company shall be June 30, 2020, provided that, the Licenses are fully transferred to the Company or its nominee designated by the Company. In the event that the Licenses are not transferred by June 30, 2020, the Consulting Agreement will be automatically extended until the Licenses are successfully transferred on a month-to-month basis at the current fee of USD$25,000 per month plus all applicable taxes until September 30, 2020, and thereafter, on a month-to-month basis at a reduced fee of USD$5,000 per month plus applicable taxes; in no event shall the Consulting Agreement extend later than December 31, 2020 unless mutually agreed upon in writing (the “Termination Date”);

2.

by the Termination Date, TI Nevada must return all Company property, including identification cards or badges, access codes or devices, keys, laptops, computers, telephones, mobile phones, hand-held electronic devices, credit cards, electronically stored documents or files, physical files, and any other Company property in TI Nevada’s possession;

3.

Hasman shall have the right to exercise his vested stock options pursuant to the option commitment/agreement between the Company and Hasman and pursuant to the terms and conditions of the Company’s 2012 Incentive Stock Option Plan, and subsequent to the Termination Date for a period of 90 days thereafter; and

4.

the parties agree that certain matters in which Hasman has been involved during the term of his engagement may need Hasman’s cooperation with the Company in the future and for a period of 90 days after the Termination Date, to the extent reasonably requested by the Company, Hasman shall cooperate with the Company regarding matters arising out of or related to Hasman’s service to the Company, provided that the Company shall make reasonable efforts to minimize disruption of Hasman’s other activities, and compensate Hasman at an hourly rate of USD$300 for his time and reimburse Hasman for reasonable preapproved expenses incurred in connection with this cooperation.

The foregoing descriptions of the Third Amendment to the Consulting Agreement and the Separation Agreement attached as Exhibit “A” to the Third Amendment to the Consulting Agreement do not purport to be complete and are qualified in their entirety by the Third Amendment to the Consulting Agreement which will be filed as an exhibit to the Company’s upcoming Quarterly Report on Form 10-Q.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: April 24, 2020	By:	/s/ Michael Mills
Michael Mills
President, Interim CEO and Director

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